EXHIBIT 99.13


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                             MORGAN STANLEY
                             MSAC 2004-NC5

                            FICOs below 575

Selection Criteria: FICOs below 575
Table of Contents

1. Range of Credit Scores
2. Range of Original LTV Ratios (%)
3. Documentation Level
4. Occupancy Type
5. Range of Cut-off Date Principal Balances ($)

1. Range of Credit Scores

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Range of Credit Scores                                Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
500 - 519                                                 372    52,844,008       22.31      8.172         352      73.90        509
520 - 539                                                 432    67,723,389       28.60      7.731         354      74.86        529
540 - 559                                                 441    64,989,763       27.44      7.567         353      77.36        550
560 - 579                                                 301    51,269,547       21.65      7.272         350      77.05        567
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  1,546   236,826,707      100.00      7.685         352      75.81        539
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Minimum: 500
Maximum: 574
Weighted Average: 539

2. Range of Original LTV Ratios (%)

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Range of Original LTV Ratios (%)                      Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
<= 30.00                                                   10       810,240        0.34      7.252         312      23.94        544
30.01 - 40.00                                              13     1,323,286        0.56      7.755         320      35.72        550
40.01 - 50.00                                              33     4,583,103        1.94      7.476         349      46.62        540
50.01 - 60.00                                              72    10,163,130        4.29      7.478         346      55.85        538
60.01 - 70.00                                             291    45,228,282       19.10      7.733         352      66.91        536
70.01 - 80.00                                             751   112,802,339       47.63      7.785         353      77.57        533
80.01 - 90.00                                             374    61,631,241       26.02      7.524         354      86.02        550
90.01 - 100.00                                              2       285,086        0.12      7.406         357      95.00        567
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  1,546   236,826,707      100.00      7.685         352      75.81        539
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Minimum: 12.00
Maximum: 95.00
Weighted Average: 75.81

3. Documentation Level

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Documentation Level                                   Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Full Documentation                                      1,100   158,112,333       66.76      7.528         352      76.49        538
Stated Documentation                                      394    68,004,357       28.71      8.061         353      73.95        541
Limited Documentation                                      52    10,710,017        4.52      7.624         354      77.56        538
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  1,546   236,826,707      100.00      7.685         352      75.81        539

4. Occupancy Type

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Occupancy Type                                        Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Primary                                                 1,501   230,888,368       97.49      7.672         352      75.94        539
Investment                                                 39     5,107,488        2.16      8.231         353      71.10        548
Second Home                                                 6       830,851        0.35      7.867         349      68.74        542
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  1,546   236,826,707      100.00      7.685         352      75.81        539

5. Range of Cut-off Date Principal Balances ($)

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Range of Cut-off Date Principal Balances ($)          Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
25,000.01 - 50,000.00                                      30     1,435,434        0.61      8.194         307      63.88        533
50,000.01 - 75,000.00                                     246    15,437,307        6.52      8.248         335      73.14        535
75,000.01 - 100,000.00                                    261    22,915,750        9.68      8.084         347      75.97        537
100,000.01 - 125,000.00                                   207    23,286,016        9.83      7.814         352      76.13        537
125,000.01 - 150,000.00                                   184    25,377,465       10.72      7.813         355      75.75        539
150,000.01 - 175,000.00                                   135    21,916,543        9.25      7.852         353      75.67        542
175,000.01 - 200,000.00                                   109    20,403,866        8.62      7.666         354      76.05        538
200,000.01 - 225,000.00                                    80    17,089,899        7.22      7.752         352      76.02        541
225,000.01 - 250,000.00                                    70    16,535,432        6.98      7.495         357      75.00        537
250,000.01 - 275,000.00                                    63    16,503,881        6.97      7.332         357      74.74        540
275,000.01 - 300,000.00                                    51    14,720,797        6.22      7.385         357      75.98        536
300,000.01 - 325,000.00                                    27     8,455,356        3.57      7.347         350      77.95        532
325,000.01 - 350,000.00                                    21     7,069,836        2.99       7.42         357      77.77        539
350,000.01 - 375,000.00                                    22     7,971,282        3.37      7.204         357      77.95        544
375,000.01 - 400,000.00                                    11     4,305,245        1.82      7.524         357      73.63        547
400,000.01 - 425,000.00                                     5     2,048,579        0.87      7.186         357      84.46        542
425,000.01 - 450,000.00                                     6     2,616,521        1.10      7.331         356      75.39        536
450,000.01 - 475,000.00                                     9     4,181,064        1.77       7.28         357      75.96        556
475,000.01 - 500,000.00                                     7     3,431,659        1.45      7.049         357      79.39        549
525,000.01 - 550,000.00                                     1       526,574        0.22       6.55         357      80.00        565
575,000.01 - 600,000.00                                     1       598,202        0.25        7.5         356      75.00        525
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  1,546   236,826,707      100.00      7.685         352      75.81        539
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Minimum: 34,906
Maximum: 598,202
Average: 153,187

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-NC5

                                  LTV above 90

Selection Criteria: LTV above 90
Table of Contents

1. Range of Credit Scores
2. Range of Original LTV Ratios (%)
3. Documentation Level
4. Occupancy Type
5. Range of Cut-off Date Principal Balances ($)

1. Range of Credit Scores

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Range of Credit Scores                                Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
540 - 559                                                   1       104,282        0.18      7.850         357      95.00        559
560 - 579                                                   2       570,210        0.97      6.774         357      95.00        574
580 - 599                                                  22     3,550,344        6.07      7.446         343      94.93        588
600 - 619                                                  50     9,551,916       16.33      7.149         355      95.14        610
620 - 639                                                  59    13,139,785       22.47      7.348         357      95.66        628
640 - 659                                                  57    11,119,358       19.01      6.943         353      95.69        650
660 - 679                                                  40     6,734,080       11.51      7.103         357      96.67        669
680 - 699                                                  21     5,087,838        8.70      6.920         357      96.64        688
700 - 719                                                  13     3,119,103        5.33      6.749         356      96.96        712
720 - 739                                                  10     2,046,443        3.50      7.675         357      98.96        728
740 - 759                                                   8     2,064,029        3.53      7.022         357      95.39        747
760 - 779                                                   4     1,040,783        1.78      6.974         356      97.72        763
780 - 799                                                   2       361,406        0.62      7.600         357      97.97        789
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                    289    58,489,576      100.00      7.137         355      95.96        652
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Minimum: 559
Maximum: 793
Weighted Average: 652

2. Range of Original LTV Ratios (%)

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Range of Original LTV Ratios (%)                      Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
90.01 - 100.00                                            289    58,489,576      100.00      7.137         355      95.96        652
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                    289    58,489,576      100.00      7.137         355      95.96        652
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Minimum: 90.01
Maximum: 100.00
Weighted Average: 95.96

3. Documentation Level

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Documentation Level                                   Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Full Documentation                                        218    41,481,311       70.92      7.019         354      96.12        646
Stated Documentation                                       55    14,323,263       24.49      7.461         357      95.52        670
Limited Documentation                                      16     2,685,002        4.59      7.236         357      95.71        638
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                    289    58,489,576      100.00      7.137         355      95.96        652

4. Occupancy Type

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Occupancy Type                                        Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Primary                                                   288    58,342,757       99.75      7.138         355      95.96        651
Second Home                                                 1       146,820        0.25      6.650         357      95.00        793
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                    289    58,489,576      100.00      7.137         355      95.96        652

5. Range of Cut-off Date Principal Balances ($)

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Range of Cut-off Date Principal Balances ($)          Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
50,000.01 - 75,000.00                                       9       626,845        1.07      8.301         357      95.60        626
75,000.01 - 100,000.00                                     31     2,781,839        4.76      7.622         357      96.63        644
100,000.01 - 125,000.00                                    35     3,994,558        6.83      7.343         349      96.58        648
125,000.01 - 150,000.00                                    40     5,561,588        9.51      7.264         357      96.23        651
150,000.01 - 175,000.00                                    39     6,351,669       10.86      7.346         348      95.84        640
175,000.01 - 200,000.00                                    20     3,740,686        6.40      7.011         351      94.91        645
200,000.01 - 225,000.00                                    15     3,178,495        5.43      7.114         357      96.13        656
225,000.01 - 250,000.00                                    19     4,529,589        7.74      7.090         357      96.41        657
250,000.01 - 275,000.00                                    15     3,965,882        6.78      6.645         357      94.86        659
275,000.01 - 300,000.00                                    15     4,295,677        7.34      7.247         357      96.12        648
300,000.01 - 325,000.00                                    12     3,753,063        6.42      6.984         357      95.58        646
325,000.01 - 350,000.00                                     7     2,375,165        4.06      7.059         357      96.44        643
350,000.01 - 375,000.00                                     6     2,205,369        3.77      6.909         357      97.50        692
375,000.01 - 400,000.00                                     8     3,090,434        5.28      7.035         357      95.50        661
400,000.01 - 425,000.00                                     9     3,694,812        6.32      6.864         357      94.91        636
425,000.01 - 450,000.00                                     1       426,537        0.73      7.475         357      95.00        582
450,000.01 - 475,000.00                                     2       927,138        1.59      7.296         356      97.44        644
475,000.01 - 500,000.00                                     5     2,466,916        4.22      6.972         357      95.61        676
500,000.01 - 525,000.00                                     1       523,314        0.89      7.150         356     100.00        760
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                    289    58,489,576      100.00      7.137         355      95.96        652
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Minimum: 54,032
Maximum: 523,314
Average: 202,386

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                   MORGAN STANLEY
                                    MSAC 2004-NC5

                            Non-Full Documentation Level

Selection Criteria: Non-Full Documentation Level
Table of Contents

1. Range of Credit Scores
2. Range of Original LTV Ratios (%)
3. Documentation Level
4. Occupancy Type
5. Range of Cut-off Date Principal Balances ($)

1. Range of Credit Scores

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Range of Credit Scores                                Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
500 - 519                                                 102    16,310,819        5.63      8.608         351      74.29        509
520 - 539                                                 113    19,938,060        6.88      8.226         355      72.13        530
540 - 559                                                 138    23,385,436        8.07      7.828         352      75.74        550
560 - 579                                                 117    22,945,146        7.91      7.497         353      76.47        569
580 - 599                                                 143    27,529,424        9.50      7.354         352      77.82        589
600 - 619                                                 153    28,220,213        9.73      7.149         348      80.25        610
620 - 639                                                 192    41,350,141       14.26      7.007         352      84.54        630
640 - 659                                                 173    38,186,348       13.17      6.924         354      81.41        649
660 - 679                                                 121    26,208,628        9.04      6.817         352      81.72        670
680 - 699                                                  92    20,381,498        7.03      6.700         355      84.39        689
700 - 719                                                  41     9,844,061        3.40      6.661         343      84.77        708
720 - 739                                                  41     8,102,435        2.79      6.981         349      83.79        728
740 - 759                                                  18     4,267,276        1.47      6.674         357      85.54        747
760 - 779                                                  12     2,674,441        0.92      6.453         353      75.25        771
780 - 799                                                   3       590,657        0.20      7.467         357      87.29        793
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  1,459   289,934,582      100.00      7.261         352      79.95        618
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Minimum: 500
Maximum: 799
Weighted Average: 618

2. Range of Original LTV Ratios (%)

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Range of Original LTV Ratios (%)                      Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
<= 30.00                                                    7       494,961        0.17      7.129         318      22.82        616
30.01 - 40.00                                              11     1,345,667        0.46      7.252         357      34.83        608
40.01 - 50.00                                              29     3,829,714        1.32      7.582         340      46.31        578
50.01 - 60.00                                              54    10,297,326        3.55      7.133         347      55.73        606
60.01 - 70.00                                             196    37,565,300       12.96      7.444         346      66.84        592
70.01 - 80.00                                             529   100,745,411       34.75      7.326         352      77.97        605
80.01 - 90.00                                             562   118,647,936       40.92      7.127         355      87.48        634
90.01 - 100.00                                             71    17,008,266        5.87      7.426         357      95.55        665
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  1,459   289,934,582      100.00      7.261         352      79.95        618
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Minimum: 16.26
Maximum: 100.00
Weighted Average: 79.95

3. Documentation Level

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Documentation Level                                   Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Stated Documentation                                    1,288   256,170,736       88.35      7.308         352      80.03        619
Limited Documentation                                     171    33,763,845       11.65      6.905         354      79.31        610
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  1,459   289,934,582      100.00      7.261         352      79.95        618

4. Occupancy Type

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Occupancy Type                                        Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Primary                                                 1,267   255,695,704       88.19      7.245         352      80.18        614
Investment                                                170    29,450,942       10.16      7.371         353      77.84        655
Second Home                                                22     4,787,936        1.65      7.456         357      80.65        623
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  1,459   289,934,582      100.00      7.261         352      79.95        618

5. Range of Cut-off Date Principal Balances ($)

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Range of Cut-off Date Principal Balances ($)          Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
25,000.01 - 50,000.00                                      20       977,976        0.34      8.012         284      59.82        609
50,000.01 - 75,000.00                                     125     7,857,500        2.71      8.189         333      74.82        595
75,000.01 - 100,000.00                                    139    12,410,066        4.28      7.960         347      74.92        596
100,000.01 - 125,000.00                                   172    19,406,832        6.69      7.512         347      80.33        614
125,000.01 - 150,000.00                                   156    21,533,363        7.43      7.406         350      78.85        612
150,000.01 - 175,000.00                                   138    22,520,951        7.77      7.606         356      79.94        596
175,000.01 - 200,000.00                                    95    17,801,316        6.14      7.415         353      77.97        609
200,000.01 - 225,000.00                                    96    20,486,070        7.07      7.546         355      79.73        611
225,000.01 - 250,000.00                                    73    17,350,318        5.98      7.232         352      78.05        618
250,000.01 - 275,000.00                                    94    24,624,545        8.49      6.980         351      79.64        617
275,000.01 - 300,000.00                                    95    27,321,629        9.42      7.098         356      81.32        616
300,000.01 - 325,000.00                                    61    19,129,237        6.60      7.019         357      81.75        635
325,000.01 - 350,000.00                                    37    12,449,982        4.29      6.979         352      81.56        630
350,000.01 - 375,000.00                                    42    15,121,079        5.22      6.869         352      83.28        636
375,000.01 - 400,000.00                                    43    16,746,831        5.78      6.855         352      81.02        646
400,000.01 - 425,000.00                                    12     4,937,049        1.70      6.942         357      84.91        638
425,000.01 - 450,000.00                                    12     5,242,675        1.81      7.414         357      82.33        622
450,000.01 - 475,000.00                                    20     9,246,276        3.19      7.182         357      84.66        611
475,000.01 - 500,000.00                                    21    10,307,403        3.56      6.963         354      78.39        641
525,000.01 - 550,000.00                                     4     2,138,358        0.74      6.438         357      83.74        655
550,000.01 - 575,000.00                                     1       560,448        0.19      5.350         356      67.02        650
575,000.01 - 600,000.00                                     3     1,764,681        0.61      6.840         356      76.24        596
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  1,459   289,934,582      100.00      7.261         352      79.95        618
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Minimum: 35,911
Maximum: 598,202
Average: 198,721

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                   MORGAN STANLEY
                                    MSAC 2004-NC5

                             Non-Primary Owner Occupied

Selection Criteria: Non-Primary Owner Occupied
Table of Contents

1. Range of Credit Scores
2. Range of Original LTV Ratios (%)
3. Documentation Level
4. Occupancy Type
5. Range of Cut-off Date Principal Balances ($)

1. Range of Credit Scores

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Range of Credit Scores                                Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
500 - 519                                                   7       574,037        0.98      9.418         311      61.14        508
520 - 539                                                   9     1,279,570        2.18      8.207         357      63.73        526
540 - 559                                                  17     1,789,448        3.05      8.292         357      73.82        551
560 - 579                                                  15     2,719,349        4.63      7.876         357      75.54        569
580 - 599                                                  26     4,306,617        7.33      7.348         354      74.12        591
600 - 619                                                  36     4,969,253        8.46      7.466         351      75.49        611
620 - 639                                                  48     8,550,285       14.56      7.053         344      79.07        631
640 - 659                                                  59     9,958,208       16.96      7.067         347      78.79        648
660 - 679                                                  40     7,247,171       12.34      6.945         353      79.69        669
680 - 699                                                  33     5,902,732       10.05      6.747         350      77.64        689
700 - 719                                                  20     3,487,985        5.94      6.804         352      85.34        710
720 - 739                                                  18     3,660,444        6.23      7.069         342      81.44        729
740 - 759                                                  10     2,080,318        3.54      6.325         357      79.20        748
760 - 779                                                   9     1,747,417        2.98      6.601         357      80.23        770
780 - 799                                                   3       354,554        0.60      6.576         357      88.38        791
800 - 819                                                   1       104,708        0.18      6.400         357      45.65        806
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                    351    58,732,094      100.00      7.135         350      78.01        651
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Minimum: 502
Maximum: 806
Weighted Average: 651

2. Range of Original LTV Ratios (%)

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Range of Original LTV Ratios (%)                      Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
<= 30.00                                                    1        49,046        0.08      6.800         176      23.86        634
30.01 - 40.00                                               4       333,328        0.57      8.402         336      35.92        583
40.01 - 50.00                                               3       394,151        0.67      7.817         357      46.00        602
50.01 - 60.00                                              10     1,474,813        2.51      6.750         335      56.14        639
60.01 - 70.00                                              61    10,660,352       18.15      7.159         345      66.85        632
70.01 - 80.00                                             134    22,008,198       37.47      7.197         350      77.79        641
80.01 - 90.00                                             137    23,665,388       40.29      7.064         353      85.74        671
90.01 - 100.00                                              1       146,820        0.25      6.650         357      95.00        793
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                    351    58,732,094      100.00      7.135         350      78.01        651
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Minimum: 23.86
Maximum: 95.00
Weighted Average: 78.01

3. Documentation Level

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Documentation Level                                   Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Stated Documentation                                      173    31,069,042       52.90      7.416         354      78.47        651
Full Documentation                                        159    24,493,217       41.70      6.789         345      77.70        653
Limited Documentation                                      19     3,169,836        5.40      7.052         347      75.87        643
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                    351    58,732,094      100.00      7.135         350      78.01        651

4. Occupancy Type

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Occupancy Type                                        Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Investment                                                321    52,812,594       89.92      7.104         349      77.66        654
Second Home                                                30     5,919,501       10.08      7.408         356      81.17        628
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                    351    58,732,094      100.00      7.135         350      78.01        651

5. Range of Cut-off Date Principal Balances ($)

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Range of Cut-off Date Principal Balances ($)          Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
25,000.01 - 50,000.00                                      10       479,039        0.82      7.613         283      69.48        634
50,000.01 - 75,000.00                                      59     3,630,166        6.18      7.743         321      75.85        635
75,000.01 - 100,000.00                                     53     4,667,483        7.95      7.605         347      78.39        629
100,000.01 - 125,000.00                                    42     4,645,813        7.91      7.224         353      78.66        664
125,000.01 - 150,000.00                                    35     4,783,730        8.15      7.291         352      78.69        638
150,000.01 - 175,000.00                                    28     4,578,885        7.80      7.230         350      74.19        645
175,000.01 - 200,000.00                                    22     4,089,207        6.96      7.422         357      78.52        635
200,000.01 - 225,000.00                                    14     3,005,008        5.12      7.592         357      75.53        626
225,000.01 - 250,000.00                                    13     3,087,302        5.26      7.001         342      80.53        671
250,000.01 - 275,000.00                                    18     4,675,952        7.96      6.752         357      79.48        669
275,000.01 - 300,000.00                                     9     2,597,695        4.42      7.270         357      77.04        646
300,000.01 - 325,000.00                                    11     3,424,433        5.83      7.068         357      82.67        674
325,000.01 - 350,000.00                                    11     3,626,206        6.17      6.608         357      80.19        639
350,000.01 - 375,000.00                                     2       721,435        1.23      7.145         356      81.45        676
375,000.01 - 400,000.00                                     6     2,324,554        3.96      6.945         357      74.82        645
400,000.01 - 425,000.00                                     5     2,039,583        3.47      6.297         321      74.08        668
425,000.01 - 450,000.00                                     2       867,468        1.48      6.833         357      82.53        720
450,000.01 - 475,000.00                                     3     1,387,679        2.36      6.783         357      80.09        669
475,000.01 - 500,000.00                                     6     2,967,362        5.05      6.949         357      75.20        671
525,000.01 - 550,000.00                                     1       541,690        0.92      6.400         357      80.00        677
575,000.01 - 600,000.00                                     1       591,406        1.01      5.550         356      84.98        621
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                    351    58,732,094      100.00      7.135         350      78.01        651
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Minimum: 35,911
Maximum: 591,406
Average: 167,328

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                   MORGAN STANLEY
                                    MSAC 2004-NC5

                             Current Balance below $100k

Selection Criteria: Current Balance below $100k
Table of Contents

1. Range of Credit Scores
2. Range of Original LTV Ratios (%)
3. Documentation Level
4. Occupancy Type
5. Range of Cut-off Date Principal Balances ($)

1. Range of Credit Scores

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Range of Credit Scores                                Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
500 - 519                                                 151    11,066,255       12.89      8.657         342      72.75        509
520 - 539                                                 140    10,088,713       11.75      8.158         341      75.35        529
540 - 559                                                 165    12,432,691       14.48      7.940         346      74.74        550
560 - 579                                                 109     8,216,905        9.57      7.679         327      75.45        570
580 - 599                                                 115     8,720,323       10.16      7.379         335      75.12        590
600 - 619                                                 138    10,564,733       12.31      7.324         333      79.46        609
620 - 639                                                 125     9,168,046       10.68      7.043         327      77.41        629
640 - 659                                                  83     6,454,824        7.52      6.984         332      78.64        649
660 - 679                                                  50     3,959,683        4.61      6.909         333      81.78        668
680 - 699                                                  25     1,977,862        2.30      6.923         328      80.54        689
700 - 719                                                  19     1,387,275        1.62      6.840         310      74.08        707
720 - 739                                                  11       846,165        0.99      7.518         320      83.34        729
740 - 759                                                   5       337,411        0.39      6.745         294      71.56        746
760 - 779                                                   6       418,535        0.49      6.372         333      53.37        766
780 - 799                                                   3       204,019        0.24      5.876         280      55.47        794
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  1,145    85,843,440      100.00      7.622         335      76.19        587
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Minimum: 500
Maximum: 799
Weighted Average: 587

2. Range of Original LTV Ratios (%)

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Range of Original LTV Ratios (%)                      Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
<= 30.00                                                   20     1,405,865        1.64      7.008         318      24.17        588
30.01 - 40.00                                              17     1,127,671        1.31      7.005         310      35.74        601
40.01 - 50.00                                              47     3,264,369        3.80      7.157         298      45.94        608
50.01 - 60.00                                              55     3,927,255        4.57      7.423         308      55.65        587
60.01 - 70.00                                             141    10,174,699       11.85      7.892         331      66.80        564
70.01 - 80.00                                             524    39,562,279       46.09      7.660         337      78.08        577
80.01 - 90.00                                             301    22,972,618       26.76      7.587         342      87.07        603
90.01 - 100.00                                             40     3,408,684        3.97      7.747         357      96.44        641
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  1,145    85,843,440      100.00      7.622         335      76.19        587
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Minimum: 12.00
Maximum: 100.00
Weighted Average: 76.19

3. Documentation Level

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Documentation Level                                   Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Full Documentation                                        861    64,597,898       75.25      7.483         334      76.85        584
Stated Documentation                                      255    19,095,898       22.25      8.115         339      74.25        595
Limited Documentation                                      29     2,149,643        2.50      7.441         333      73.67        607
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  1,145    85,843,440      100.00      7.622         335      76.19        587

4. Occupancy Type

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Occupancy Type                                        Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Primary                                                 1,023    77,066,752       89.78      7.618         335      76.12        582
Investment                                                117     8,408,016        9.79      7.631         332      77.56        634
Second Home                                                 5       368,671        0.43      8.381         338      60.64        574
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  1,145    85,843,440      100.00      7.622         335      76.19        587

5. Range of Cut-off Date Principal Balances ($)

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Range of Cut-off Date Principal Balances ($)          Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
25,000.01 - 50,000.00                                      71     3,375,320        3.93      7.765         298      64.08        590
50,000.01 - 75,000.00                                     489    30,880,386       35.97      7.776         325      75.38        583
75,000.01 - 100,000.00                                    585    51,587,735       60.10      7.521         343      77.47        589
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  1,145    85,843,440      100.00      7.622         335      76.19        587
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Minimum: 34,906
Maximum: 99,975
Average: 74,972

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               MORGAN STANLEY
                               MSAC 2004-NC5

                                All records

Selection Criteria: All records
Table of Contents

1. Top 10 City Concentrations

1. Top 10 City Concentrations

                                                                                % of
                                                                              Mortgage
                                                                 Aggregate     Pool by    Weighted
                                                                  Cut-off     Aggregate   Average    Weighted    Weighted
                                                      Number       Date        Cut-off     Gross      Average    Average    Weighted
                                                        of       Principal      Date      Interest   Remaining   Original   Average
                                                     Mortgage     Balance     Principal     Rate       Term        LTV        FICO
Top 10 City Concentrations                            Loans         ($)        Balance      (%)      (Months)      (%)       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Los Angeles CA                                             86    20,589,996        2.84      6.718         352      79.13        635
Miami FL                                                   68    10,458,121        1.44      7.578         349      80.60        598
Brooklyn NY                                                29     8,162,361        1.13      6.583         353      75.66        628
Las Vegas NV                                               46     8,109,935        1.12      7.116         357      83.02        602
Chicago IL                                                 46     8,044,172        1.11      7.167         353      82.48        619
Sacramento CA                                              33     6,765,097        0.93      6.591         357      81.29        635
Houston TX                                                 64     6,492,441        0.90      7.524         322      76.46        603
Riverside CA                                               30     6,283,712        0.87      7.015         357      77.66        608
Stockton CA                                                27     5,428,159        0.75      6.969         353      83.65        615
Fontana CA                                                 25     4,695,136        0.65      6.886         357      78.16        581
Other                                                   3,761   639,644,664       88.27      7.037         350      79.75        606
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  4,215   724,673,794      100.00      7.031         351      79.75        607

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.